UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 9, 2008

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 9, 2008, Nevada Gold & Casinos, Inc. (the “Company”) announced financial results for the first quarter ended July 31, 2008. The Company also reported that it no longer expects to acquire the Horizon Casino Hotel in Vicksburg, Mississippi under the previously negotiated terms and conditions and is negotiating with the owner regarding possible alternative transactions. There can be no assurance that an alternative transaction will be agreed upon or completed. Reference is made to the press release issued by the Company incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

99.1	Press Release dated September 9, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: September 10, 2008	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Press Release dated September 9, 2008